Exhibit 99.1
AmeriCredit Corp.
Composition of the Receivables
2007-C-M Initial Cut
7/18/07*

	New	Used	Total
Aggregate Principal Balance (1)	$457,044,772.09	$1,155,865,222.98	$1,612,909,995.07

Number of Receivables in Pool	20,229	68,106	88,335

Percent of Pool by Principal Balance	28.34%	71.66%	100.00%

Average Principal Balance	$22,593.54	$16,971.56	$18,259.01
Range of Principal Balances	$(303.98 to $66,772.82)	$(260.96 to $70,705.92)

Weighted Average APR (1)	15.49%	16.94%	16.53%
Range of APRs	(4.40% to 26.95%)	(5.50% to 29.99%)

Weighted Average Remaining Term	70	67	68
Range of Remaining Terms	(3 to 72 months )	(3 to 72 months )

Weighted Average Original Term	72	69	70
Range of Original Terms	(24 to 72 months )	(24 to 72 months )

(1)	Aggregate Principal Balance includes some portion of accrued interest. As a result, the Weighted Average APR of the Receivables may not be equivalent to the Contracts’ aggregate yield on the Aggregate Principal Balance.
Distribution of the Receivables by Score as of the Cutoff Date

		Percent of Aggregate		Percent of Aggregate
	AmeriCredit Score (1)	Principal Balance (3)	Credit Bureau Score (2)	Principal Balance (3)
	<215	4.08%
	215-224	18.58%	<540	11.67%
	225-244	39.33%	540-599	38.63%
	245-259	22.69%	600-659	37.10%
	260+	15.32%	660+	12.60%

Weighted Average Score	240		601

(1)	Proprietary credit score, scaled from 135 to 320, developed and utilized by AmeriCredit to support the credit approval and pricing process.

(2)	A statistically based score (sometimes referred to as FICO score) generated by credit reporting agencies. AmeriCredit utilizes TransUnion, Equifax or Experien credit reports depending on the location of the obligor. Credit Bureau Scores are unavailable for some accounts and those accounts are not included in the Credit Bureau Score table above. Since these accounts are not included in the percentages above, the Aggregate Principal Balance of the accounts based on Credit Bureau Score may be less than the total statistical pool.

(3)	Percentages may not add to 100% because of rounding.

*	Receivable information is through close of business on date indicated.

AmeriCredit Corp.
Distribution of the Receivables by APR as of the Cutoff Date
2007-C-M Initial Cut
7/18/07*
Distribution of the Receivables by APR as of the Cutoff Date

	Aggregate Principal
	Balance as of Cutoff	Percent of Aggregate	Number of	Percent of Number of
APR Range (1)	Date	Principal Balance (2)	Receivables	Receivables (2)
4.000%-4.999%	123,104.81	0.01%	5	0.01%
5.000%-5.999%	612,090.24	0.04%	29	0.03%
6.000%-6.999%	3,631,631.34	0.23%	170	0.19%
7.000%-7.999%	11,212,117.43	0.70%	541	0.61%
8.000%-8.999%	24,202,903.13	1.50%	1,117	1.26%
9.000%-9.999%	48,812,216.27	3.03%	2,295	2.60%
10.000%-10.999%	61,784,847.54	3.83%	2,905	3.29%
11.000%-11.999%	75,506,115.58	4.68%	3,723	4.21%
12.000%-12.999%	97,558,928.22	6.05%	4,816	5.45%
13.000%-13.999%	107,823,142.46	6.69%	5,378	6.09%
14.000%-14.999%	120,282,331.93	7.46%	6,183	7.00%
15.000%-15.999%	146,736,243.55	9.10%	7,594	8.60%
16.000%-16.999%	162,147,541.50	10.05%	8,501	9.62%
17.000%-17.999%	154,978,890.53	9.61%	8,571	9.70%
18.000%-18.999%	214,611,871.95	13.31%	11,911	13.48%
19.000%-19.999%	90,676,816.95	5.62%	5,544	6.28%
20.000%-20.999%	85,603,436.58	5.31%	5,395	6.11%
21.000%-21.999%	89,552,931.47	5.55%	5,779	6.54%
22.000%-22.999%	51,125,076.78	3.17%	3,354	3.80%
23.000%-23.999%	37,403,391.46	2.32%	2,495	2.82%
24.000%-24.999%	23,055,813.08	1.43%	1,632	1.85%
25.000%-25.999%	4,321,549.62	0.27%	304	0.34%
26.000%-26.999%	816,998.62	0.05%	61	0.07%
27.000%-27.999%	223,896.79	0.01%	21	0.02%
28.000%-28.999%	27,243.24	0.00%	3	0.00%
29.000%-29.999%	78,864.00	0.00%	8	0.01%

TOTAL	1,612,909,995.07	100.00%	88,335	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest. Indicated APR’s represent APR’s on Principal Balance net of such accrued interest.

(2)	Percentages may not add to 100% because of rounding.

*	Receivable information is through close of business on date indicated.

AmeriCredit Corp.
Distribution of the Receivables by Geographic Location of Obligor
2007-C-M Initial Cut
7/18/07*

	Aggregate Principal
	Balance as of Cutoff	Percent of Aggregate	Number of	Percent of Number of
State	Date (1)	Principal Balance (2)	Receivables	Receivables (2)
Alabama	34,870,154.02	2.16%	1,917	2.17%
Alaska	1,948,109.22	0.12%	104	0.12%
Arizona	30,774,277.33	1.91%	1,648	1.87%
Arkansas	19,282,723.20	1.20%	1,055	1.19%
California	151,328,042.96	9.38%	7,262	8.22%
Colorado	20,629,081.31	1.28%	1,133	1.28%
Connecticut	11,793,039.58	0.73%	671	0.76%
Delaware	6,417,303.21	0.40%	360	0.41%
District of Columbia	2,456,940.83	0.15%	132	0.15%
Florida	161,047,894.10	9.98%	8,491	9.61%
Georgia	57,735,047.56	3.58%	3,058	3.46%
Hawaii	8,852,154.95	0.55%	453	0.51%
Idaho	3,809,377.78	0.24%	224	0.25%
Illinois	66,099,673.37	4.10%	3,785	4.28%
Indiana	36,986,136.52	2.29%	2,236	2.53%
Iowa	7,942,243.95	0.49%	478	0.54%
Kansas	6,237,782.62	0.39%	365	0.41%
Kentucky	26,412,416.85	1.64%	1,552	1.76%
Louisiana	30,878,744.61	1.91%	1,607	1.82%
Maine	6,556,185.10	0.41%	428	0.48%
Maryland	25,769,045.99	1.60%	1,366	1.55%
Massachusetts	27,370,558.29	1.70%	1,624	1.84%
Michigan	39,270,825.74	2.43%	2,410	2.73%
Minnesota	11,712,052.02	0.73%	720	0.82%
Mississippi	25,454,434.29	1.58%	1,363	1.54%
Missouri	23,712,274.53	1.47%	1,408	1.59%
Montana	1,117,280.42	0.07%	61	0.07%
Nebraska	4,411,164.93	0.27%	265	0.30%
Nevada	21,123,306.50	1.31%	1,067	1.21%
New Hampshire	5,424,751.76	0.34%	357	0.40%
New Jersey	31,415,265.34	1.95%	1,753	1.98%
New Mexico	19,997,817.29	1.24%	1,023	1.16%
New York	68,052,630.67	4.22%	3,933	4.45%
North Carolina	53,768,505.65	3.33%	2,925	3.31%
Ohio	76,272,000.80	4.73%	4,829	5.47%
Oklahoma	20,626,476.11	1.28%	1,120	1.27%
Oregon	13,563,287.09	0.84%	784	0.89%
Pennsylvania	69,403,000.90	4.30%	4,119	4.66%
Rhode Island	4,047,034.09	0.25%	236	0.27%
South Carolina	23,535,539.73	1.46%	1,331	1.51%
South Dakota	2,415,384.90	0.15%	162	0.18%
Tennessee	40,265,546.81	2.50%	2,237	2.53%
Texas	218,101,894.80	13.52%	10,882	12.32%
Utah	8,525,155.65	0.53%	442	0.50%
Vermont	2,290,323.21	0.14%	142	0.16%
Virginia	26,699,430.70	1.66%	1,508	1.71%
Washington	22,190,561.37	1.38%	1,214	1.37%
West Virginia	12,446,919.09	0.77%	750	0.85%
Wisconsin	18,644,686.72	1.16%	1,176	1.33%
Wyoming	2,063,220.12	0.13%	99	0.11%
Other (3)	1,162,290.49	0.07%	70	0.08%

TOTAL	$1,612,909,995.07	100.00%	88,335	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.

(2)	Percentages may not add to 100% because of rounding.

(3)	States with aggregate principal balances less than $1,000,000.

*	Receivable information is through close of business on date indicated.